                                                                     Exhibit M-2
                                                                       (Amended)


                    PECO Energy Long-Term Debt Outstanding
  Balances at March 31, 2000 - Adjusted for May 2, 2000 Transition Bonds and
                                Use of Proceeds

                                                                                                         PECO           PECO
                      Interest                           Amount         Issue         Maturity          Energy         Energy
                        Rate                              $000           Date           Date         Distribution       Genco
---------------------------------------------------     ---------      --------      ----------      ------------      -------
PECO ENERGY COMPANY LONG-TERM DEBT
----------------------------------
First and Refunding Mortgage Bonds (FMB's)
------------------------------------------
     5.6250%                                              250,000      11/01/93      2001-11/01         250,000
     6.3750%                                               75,000       8/15/93      2005-08/15          75,000
     6.5000%                                              200,000       5/01/93      2003-05/01         200,000
     6.6250%                                              250,000       3/01/93      2003-03/01         250,000
     7.1250%                                              200,000       9/01/92      2002-09/01         200,000
     7.3750%                                                   -       12/15/71      2001-12/15              -
     7.5000%                                                5,280       7/15/92      2002-07/15           5,280
     8.0000%                                               41,636       4/01/92      2002-04/01          41,636
                                                        ---------
     Bond Subtotal                                      1,021,916

     Medium Term Notes
     -----------------
     9.0900%                                                  750      12/20/89      2005-01/14             750
     9.1000%                                                   -       12/20/89      2005-01/14              -
     9.1000%                                                   -       12/20/89      2005-01/14              -
                                                        ---------
     Medium Term Notes Subtotal                               750

     Pollution Control Notes
     -----------------------
     Delaware County 1988 Series A                         50,000       4/01/93      2012-12/01          50,000
     Delaware County 1988 Series B                         50,000       4/01/93      2012-12/01          50,000
     Delaware County 1988 Series C                         50,000       4/01/93      2012-12/01          50,000
     Salem County 1988 Series A                             4,200       4/01/93      2012-12/01           4,200
     Montgomery County 1992 Series A                       29,530       6/01/92      2022-06/01          29,530
     Montgomery County 1991 Series B                       68,795      12/01/91      2021-12/01          68,795
     Delaware County 1991 Series A                         39,235       4/01/91      2021-04/01          39,235
     Montgomery County 1991 Series A                       13,150       4/01/91      2021-04/01          13,150
                                                        ---------
     Pollution Control Notes Subtotal                     304,910

     Sinking Fund Series
     -------------------
     10.2500%                                                  -        8/01/87      2007-08/01              -
                                                        ---------
     Sinking Fund Series Subtotal                              -
                                                        ---------                                     ---------        -------

Total First and Refunding Mortgage Bonds                1,327,576                                     1,327,576             -
                                                        ---------                                     ---------        -------

Pollution Control Notes (Non-Mortgage Backed)
---------------------------------------------
     Delaware County 1999 Series A                         50,765      10/14/99      2021-04/01                         50,765
     Montgomery County 1999 Series A                       91,775      10/14/99      2030-10/01                         91,775
     Montgomery County 1999 Series B                       13,880      10/14/99      2034-10/01                         13,880
     Delaware County 1993 Series A                         24,125       8/24/93      2016-08/01                         24,125
     Indiana County 1997 Series A                          17,240       6/04/97      2027-06/01                         17,240
     Salem County 1993 Series A                            23,000       9/09/93      2025-03/01                         23,000
     Montgomery County 1994 Series A                       82,560       2/14/95      2029-06/01                         82,560
     Montgomery County 1994 Series B                       13,340       7/02/95      2029-06/01                         13,340
     York County 1993 Series A                             18,440       8/24/93      2016-08/01                         18,440
     Montgomery County 1996 Series A                       34,000       3/27/96      2034-03/01                         34,000
                                                        ---------                                     ---------        -------
Total Pollution Control Notes (Non-Mortgage Backed)       369,125                                            -         369,125
                                                        ---------                                     ---------        -------

Accounts Receivable Sale Note Payable
-------------------------------------
     Variable Rate                                         53,055      12/31/97      2000-11/14          53,055

Limerick Turbine Note Payable
-----------------------------
     7.25%                                                 16,346      12/31/97      2004-06/30                         16,346
                                                        ---------                                     ---------        -------
Total PECO Energy Long-Term Debt                        1,766,102                                     1,380,631        385,471
                                                        ---------                                     ---------        -------


PECO ENERGY TRANSITION TRUST (PETT) LONG-TERM DEBT
--------------------------------------------------
Transition Bonds -- 1999 Series A
---------------------------------
     5.4800%                                                  138,045       3/26/99      2001-03/01         138,045
     5.6300%                                                  275,371       3/26/99      2003-03/01         275,371
     6.5770%                                                  667,000       3/26/99      2004-03/01         667,000
     5.8000%                                                  458,519       3/26/99      2005-03/01         458,519
     6.9430%                                                  464,600       3/26/99      2007-09/01         464,600
     6.0500%                                                  993,386       3/26/99      2007-03/01         993,386
     6.1300%                                                  896,653       3/26/99      2008-09/01         896,653
                                                           ----------                                     ---------        -------
                                                            3,893,575                                     3,893,575             -
                                                           ----------                                     ---------        -------
Transition Bonds -- 2000 Series A
---------------------------------
     7.1800%                                                  110,000       3/26/99      2001-03/01         110,000
     7.3000%                                                  140,000       3/26/99      2002-03/01         140,000
     7.6250%                                                  398,838       3/26/99      2009-03/01         398,838
     7.6500%                                                  351,162       3/26/99      2009-09/01         351,162
                                                           ----------                                     ---------        -------
                                                            1,000,000                                     1,000,000             -
                                                           ----------                                     ---------        -------

                                                           ----------                                     ---------        -------
Total PETT Long-Term Debt                                   4,893,575                                     4,893,575             -
                                                           ----------                                     ---------        -------

Total Consolidated Long-Term Debt Excluding
  Intercompany Notes and Loans                              6,659,677                                     6,274,206        385,471
                                                           ==========                                     =========        =======

INTERCOMPANY NOTES AND LOANS
----------------------------

     PECO Energy Company
     -------------------
     8.25% Note to PECO Energy Capital Limited Partnership     51,563       6/06/97      2037
     7.63% Note to PECO Energy Capital Limited Partnership     80,521       4/06/98      2028
     Demand Note to PECO Energy Capital Corp.                     805
     Demand Note to PECO Energy Capital Corp.                     521
                                                           ----------
                                                              133,409
                                                           ==========

     Susquehanna Electric Company
     ----------------------------
     6% Demand Note due to PECO Energy Company                     60

     PEC Financial Services, LLC
     ---------------------------
     Note Payable to ATNP Financial Services, LLC           3,321,629
     Note Payable to PECO Energy Company                          120
                                                           ----------
                                                            3,321,749
                                                           ==========

     Adwin Realty Company
     --------------------
     Note Payable to PECO Energy Company                          164

     Adwin Equipment Company
     -----------------------
     Note Payable to PECO Energy Company                        2,282

     PECO Wireless, LLC
     ------------------
     Note Payable to PEC Financial Services, LLC            3,321,629
     Note Payable to PECO Energy Company                          360
                                                           ----------
                                                            3,321,990
                                                           ==========

     PECO Energy Transition Trust
     ----------------------------
     Note Payable to PECO Energy Company                      110,662

     Exelon Infrastructure Services
     ------------------------------
     Note Payable to PECO Energy Company                       10,534

     Exelon Infrastructure Services, Inc.
     ------------------------------------
     Note Payable to PECO Energy Company                       19,188
                                                           ----------
Total Intercompany Notes and Loans                          6,920,038
                                                           ==========

Total Consolidated Long-Term Debt Excluding Intercompany
     Notes and Loans                                       13,579,715
                                                           ==========

                    PECO Energy Long-Term Debt Outstanding
                          Balances at March 31, 2000


                                                                                                         PECO           PECO
                      Interest                           Amount         Issue         Maturity          Energy         Energy
                        Rate                              $000           Date           Date         Distribution       Genco
---------------------------------------------------     ---------      --------      ----------      ------------      -------
PECO ENERGY COMPANY LONG-TERM DEBT
----------------------------------
First and Refunding Mortgage Bonds (FMB's)
------------------------------------------
     5.6250%                                              250,000      11/01/93      2001-11/01         250,000
     6.3750%                                               75,000       8/15/93      2005-08/15          75,000
     6.5000%                                              200,000       5/01/93      2003-05/01         200,000
     6.6250%                                              250,000       3/01/93      2003-03/01         250,000
     7.1250%                                              200,000       9/01/92      2002-09/01         200,000
     7.3750%                                               80,000      12/15/71      2001-12/15          80,000
     7.5000%                                              100,000       7/15/92      2002-07/15         100,000
     8.0000%                                              200,000       4/01/92      2002-04/01         200,000
                                                        ---------
     Bond Subtotal                                      1,355,000

     Medium Term Notes
     -----------------
     9.0900%                                               10,000      12/20/89      2005-01/14          10,000
     9.1000%                                                5,000      12/20/89      2005-01/14           5,000
     9.1000%                                                5,000      12/20/89      2005-01/14           5,000
                                                        ---------
     Medium Term Notes Subtotal                            20,000

     Pollution Control Notes
     -----------------------
     Delaware County 1988 Series A                         50,000       4/01/93      2012-12/01          50,000
     Delaware County 1988 Series B                         50,000       4/01/93      2012-12/01          50,000
     Delaware County 1988 Series C                         50,000       4/01/93      2012-12/01          50,000
     Salem County 1988 Series A                             4,200       4/01/93      2012-12/01           4,200
     Montgomery County 1992 Series A                       29,530       6/01/92      2022-06/01          29,530
     Montgomery County 1991 Series B                       68,795      12/01/91      2021-12/01          68,795
     Delaware County 1991 Series A                         39,235       4/01/91      2021-04/01          39,235
     Montgomery County 1991 Series A                       13,150       4/01/91      2021-04/01          13,150
                                                        ---------
     Pollution Control Notes Subtotal                     304,910

     Sinking Fund Series
     -------------------
     10.2500%                                              36,563       8/01/87      2007-08/01          36,563
                                                        ---------
     Sinking Fund Series Subtotal                          36,563
                                                        ---------                                    ------------      -------

Total First and Refunding Mortgage Bonds                1,716,473                                     1,716,473             -
                                                        ---------                                    ------------      -------

Pollution Control Notes (Non-Mortgage Backed)
---------------------------------------------
     Delaware County 1999 Series A                         50,765      10/14/99      2021-04/01                         50,765
     Montgomery County 1999 Series A                       91,775      10/14/99      2030-10/01                         91,775
     Montgomery County 1999 Series B                       13,880      10/14/99      2034-10/01                         13,880
     Delaware County 1993 Series A                         24,125       8/24/93      2016-08/01                         24,125
     Indiana County 1997 Series A                          17,240       6/04/97      2027-06/01                         17,240
     Salem County 1993 Series A                            23,000       9/09/93      2025-03/01                         23,000
     Montgomery County 1994 Series A                       82,560       2/14/95      2029-06/01                         82,560
     Montgomery County 1994 Series B                       13,340       7/02/95      2029-06/01                         13,340
     York County 1993 Series A                             18,440       8/24/93      2016-08/01                         18,440
     Montgomery County 1996 Series A                       34,000       3/27/96      2034-03/01                         34,000
                                                        ---------                                    ------------      -------
Total Pollution Control Notes (Non-Mortgage Backed)       369,125                                            -         369,125
                                                        ---------                                    ------------      -------

Accounts Receivable Sale Note Payable
-------------------------------------
     Variable Rate                                         53,055      12/31/97      2000-11/14          53,055

Limerick Turbine Note Payable
-----------------------------
     7.25%                                                 16,346      12/31/97      2004-06/30                         16,346
                                                        ---------                                    ------------      -------

Total PECO Energy Long-Term Debt                        2,154,999                                     1,769,528        385,471
                                                        ---------                                    ------------      -------

PECO ENERGY TRANSITION TRUST (PETT) LONG-TERM DEBT
--------------------------------------------------

Transition Bonds - 1999 Series A
--------------------------------
     5.4800%                                              138,045       3/26/99      2001-03/01         138,045
     5.6300%                                              275,371       3/26/99      2003-03/01         275,371
     6.5770%                                              667,000       3/26/99      2004-03/01         667,000
     5.8000%                                              458,519       3/26/99      2005-03/01         458,519
     6.9430%                                              464,600       3/26/99      2007-09/01         464,600
     6.0500%                                              993,386       3/26/99      2007-03/01         993,386
     6.1300%                                              896,653       3/26/99      2008-09/01         896,653
                                                        ---------                                    ------------      -------
Total PETT Long-Term Debt                               3,893,575                                     3,893,575             -
                                                        ---------                                    ------------      -------

                                                        ---------                                    ------------      -------
Total Consolidated Long-Term Debt                       6,048,574                                     5,663,103        385,471
                                                        =========                                    ============      =======